April 17, 2024

Clockwise Core Equity & Innovation ETF

TIME

A Series of Capitol Series Trust

Listed on the NYSE Arca, Inc.

Supplement to the Prospectus and Statement of Additional Information (“SAI”),
Each Dated December 29, 2023

This supplement provides new and additional information beyond that contained in the Prospectus and SAI for the Fund and should be read in conjunction with those documents.

At a meeting held on March 12 and 13, 2024, the Board of Trustees (the “Board”) of Capitol Series Trust (the “Trust”) approved a proposed Agreement and Plan of Reorganization (the “Reorganization”) of the Clockwise Core Equity & Innovation ETF (the “Fund”) into a fund of the same name, a newly created series of Tidal Trust II (the “Acquiring Fund”), whereby the Acquiring Fund will acquire the assets and assume the liabilities of the Fund. The proposed Reorganization is subject to certain conditions. Clockwise Capital LLC, the investment adviser of the Fund, (“Clockwise”) has discussed the proposed Reorganization with a group of shareholders who, together, hold the majority of shares outstanding in the Fund (the “Majority Shareholders”). The Majority Shareholders, who own over 51% of the Fund’s shares, have indicated that they will consent to the proposed Reorganization as described below. At this time, we are not anticipating further shareholder approval of the Reorganization by shareholders of the Fund.

The Acquiring Fund will have the same investment objective and substantially similar principal investment strategies and principal risks as the Fund. Clockwise serves as the Fund’s investment adviser and will serve as the sub-adviser of the Acquiring Fund following the Reorganization. Tidal Investments LLC (“Tidal”) will serve as investment adviser to the Acquiring Fund. The same portfolio managers who are employees of Clockwise will continue to be responsible for day-to-day management of the Acquiring Fund. Clockwise will continue to handle the trading of portfolio securities for the Acquiring Fund. The management fee and expense ratio of the Acquiring Fund are expected to be the same as those of the Fund.

The proposed Reorganization will occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.

The Board of the Trust has determined that the Reorganization is in the best interests of the Fund and its shareholders, and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization.

Shareholders of record of the Fund will receive an Information Statement/Prospectus which contains more information with respect to the proposed Reorganization. The Reorganization is expected to occur in May 2024. Until the Reorganization is complete, Clockwise will continue to manage the Fund in the ordinary course of business and shares of the Fund will continue to trade on the NYSE Arca, Inc.

Further Information

For further information, please contact the Clockwise Core Equity & Innovation ETF toll-free at 1-800-610-6128. You may also obtain additional copies of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Clockwise Core Equity & Innovation ETF, c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the toll-free number above or by visiting the Clockwise Core Equity & Innovation ETF’s website at clockwisefunds.com.

Investors Should Retain this Supplement for Future Reference.